Aspiriant Trust

Supplement dated December 17, 2025

to the Statement of Additional Information dated August 1, 2025

This supplement updates information in the Statement of Additional Information for Aspiriant Trust (the "Trust") and should be read in conjunction with that document.

Tait, Weller & Baker LLP ("Tait") is the Trust's new independent registered public accounting firm. Tait, located at Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, PA 19102, is responsible for conducting the annual audit of the financial statements of the Trust.

Please retain this supplement for future reference.